Exhibit 10.26AW

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTY-SEVENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

This Fifty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment are in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer wish to extend the Term of the Agreement, provide financial consideration for the extension of the Term and to modify certain terms that are a condition of the extension of the Term.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below), unless an alternate date is otherwise agreed in a subsection below:

1.
The Parties wish to extend the Agreement through December 31, 2027. Therefore, Section 1.2 of the Agreement entitled “Term” shall be deleted in its entirety and replaced with the following:
1.1.
Term. Unless earlier terminated pursuant to Section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on December 31, 2021 (the “Initial Term”). The Parties acknowledge and agree after the Initial Term, a subsequent term shall commence January 1, 2022 expiring on December 31, 2027 (as may be extended due to a [********** ***** under ******** * and/or due to a ******** ******** under ******** *], the “Subsequent Term”). After the

Exhibit 10.26AW

Subsequent Term, this Agreement will automatically be extended for one additional one-year term (the “Additional Term”), subject to Customer processing no fewer than [**********] Connected Subscribers, excluding Print and Mail Services, on [**** ** ****]. CSG will determine such number of Connected Subscribers and provide to Customer written notice of such determination (which may be provided by email to Customer’s Group Vice President Billing, Strategy and Operations or equivalent). Customer may, at any time, but in no event later than [****** (**) ****] after receipt of such notice, provide to CSG a written notice of non-renewal to CSG, and in such event this Agreement will not automatically be extended.
1.1
Customer’s exercise of its rights to an Additional Term shall also be conditioned upon Customer processing a minimum of [*********** ********** ******] during the Additional Term. If, at the end of the Additional Term, the number of [********** ******] processed for the Additional Term was less than, [***********], then in addition to Customer’s payment of fees for the actual number of Connected Subscribers, Customer shall be invoiced for the positive difference between (i) [***********] and (ii) the number of actual Connected Subscribers multiplied by the applicable effective BSC rate as provided by the then-current BSC Rate Table tiers for up to [**********] Connected Subscribers in Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services, subsection i) Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per Connected Subscriber).

“Term” means the Initial Term, Subsequent Term, and the Additional Term, if applicable.

2.
Section 2.7(b) (Ownership; Customer Property) shall be deleted in its entirety and replaced with the following:

Customer Property. All documents, data and files necessary to provide billing services to Customer’s subscribers which are provided to CSG hereunder by Customer, including the result of CSG’s processing of the foregoing (“Customer Data”), are and shall remain Customer’s property, and upon request of Customer for any reason or Deconversion of any Connected Subscriber, such Customer Data shall be returned to Customer by CSG provided that Customer will pay all unpaid charges for any Deconverted Connected Subscriber. Customer Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during a period of ninety (90) days immediately prior to termination), House Master File, and any other related data or files held by CSG on behalf of Customer, all of which will be in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer. Following the Deconversion of any Connected Subscriber, CSG will maintain the Customer Data with respect to such Deconverted Connected Subscriber for no less than twenty-four (24) months in such format that will permit CSG to comply with this Section 2.7(b). Such Customer Data will be provided subject to CSG’s reasonable, standard fees for such services, or other mutually-agreed fees. Customer Data will not be utilized by CSG for any purpose other than those purposes related to preparing, offering or rendering the Services to Customer under this Agreement.

3.
Section 3.2 Technical Services, is modified by adding the following after the first paragraph:

Exhibit 10.26AW

CSG shall provide an additional [*** ******** **** ******* (*****) ***** of Technical Services ********], which Customer may utilize for consulting, implementation, project management, training, and other mutually agreeable tasks (including development services, but not including any activity for which a specific fixed charge is identified in Schedule F of the Agreement, as amended, or any SOW, LOA or TSR) for use by Customer’s information technology and customer care department or, upon the approval of a Group Vice President Billing, Strategy and Operations or equivalent of Customer, any other Customer department (the “Additional Technical Service Hours [******]”). Any Additional Technical Service Hours [******] not used in the [******** ****] in which it is provided shall be forfeited as it may not be carried over to a subsequent [******** ****]. The charges for all Technical Services provided by CSG during the Term will first be applied against the Additional Technical Service Hours Credit and then against the Technical Service Hours Credit unless expressly agreed by a Group Vice President Billing, Strategy and Operations Vice President or equivalent of Customer pursuant to an applicable Statement of Work or other document as provided in this Agreement.

4.
Section 5.2 Invoices and Payment shall be deleted in its entirety and replaced with the following:

1.2.
Invoices and Payment

. Customer shall pay undisputed, unpaid amounts due hereunder within [********** (**) ****] after the date of invoice. Any amount not paid within [********** (**) ****] after the date of invoice shall thereafter bear interest until paid at a rate equal to the lesser of [*** and ******** percent (***]%) per month, not compounded, and the maximum rate allowed by applicable law. Customer shall pay all amounts due in United States currency. For an invoice (including parts of an invoice) to be considered “disputed”: (a) Customer will notify CSG in writing (including by email) to the attention of a member of the CSG billing department and (b) such dispute must be in good faith. Neither Customer’s failure to dispute the accuracy of any invoice within [********** (**) ****] of the invoice date, nor Customer’s payment of any invoice, shall be deemed to constitute Customer’s agreement to the accuracy of the amounts charged therein.

5.
Section 5.3 Adjustment to Fees is modified by deleting the first sentence at the beginning of the paragraph and replacing it with the following:

CSG and Customer agree the [****** Adjustment to Fees scheduled for ******* **** shall be ******], excluding any necessary adjustments to Fees for Materials. Effective [******* ** ****, and for each year during the Term, all fees included in this Agreement, except ********* as defined below, shall be increased ******** by the ****** ** (x) ****** ******* (**%) of an amount equal to the ******* ******* of the ******** ****** (**) ******], prior to CSG’s notice, of the published (“CPI”) Consumers Price Index, All Urban Consumers, All Items, U.S. City Average 1982-1984, published by the U.S. Department of Labor or any successor index (“[****** Adjustment to Fees”) or (y) ***** ******* (*]%).

6.
The last full paragraph of Section 6.1 Termination shall be deleted in its entirety and replaced with the following:

Exhibit 10.26AW

In the event of termination or expiration of this Agreement, this Agreement (other than Customer’s conversion, exclusivity and minimum fee obligations) shall remain in full force and effect until the last Connected Subscriber is Deconverted. For the avoidance of doubt and without limiting the foregoing, Customer shall be authorized to exercise all of its rights and licenses under Section 2 and CSG shall be required to perform all Services contemplated in this Agreement with respect to each Deconverted Connected Subscriber until such time as such Connected Subscriber is Deconverted. Upon the Deconversion of all Connected Subscribers, all rights granted to Customer under this Agreement (or the relevant rights applicable to a portion of the Agreement) with respect to the terminated Products, Deliverables and Services will cease, and Customer will promptly (i) purge all terminated Software from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) destroy the Product(s) and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all undisputed fees that are due, invoiced, and unpaid pursuant to this Agreement. Notwithstanding the foregoing, Customer may retain one copy of the Software, Products and Deliverables with its legal counsel solely to provide a record of such Software for archival purposes. For purposes of this Agreement, “Deconvert” (and derivations) refers to the act of removing a Connected Subscriber from Customer’s Subscriber Master File and Ledger Activity Report. Once a Connected Subscriber is Deconverted, it will no longer be counted as a Connected Subscriber for purposes of Schedule F.

7.
Section 6.2 Transition Assistance shall be deleted in its entirety and replaced with the following:

6.2 Transition Assistance

. Provided that Customer has paid CSG any and all then-owed undisputed, invoiced, and unpaid fees and expenses due hereunder as of the date of termination, expiration or transfer (as applicable), upon (a) expiration or earlier termination of this Agreement by either Party for any reason, or (b) Customer’s transfer of Connected Subscribers to a third party, CSG will promptly provide Customer with all Deconversion and Transition Assistance reasonably requested by Customer (which may include, for example, Customer Data and for the fees provided in Schedule F, continued billing services, Products, Services and support, if requested, until such time as the Deconverted Connected Subscribers are active and enabled for billing through a successor billing platform) until the earlier of expiration of the Term or the effective date of termination, provided however Customer shall not be entitled to the [********** ********* ***** on a *** ** *** ***** for any *********** ********* ***********]. In addition, provided Customer has paid CSG any and all then-owed undisputed, invoiced, and unpaid fees and expenses due hereunder as of the effective date of termination or expiration (as applicable), Customer shall have the option of requesting Transition Assistance (which may include, for example, Customer Data and, for the fees provided in Schedule F, continued billing services, Products, Services and support, if requested, until such time as the Deconverted Connected Subscribers are active and enabled for billing through a successor billing platform) for [******-**** (**) ******] from the date

Exhibit 10.26AW

of such expiration or effective date of termination (“Transition Assistance Period”); subject to the following conditions being met:

(a)
Customer (i) meets the [******* ********** of *********** ********** ******] during the Transition Assistance Period or (ii) pays the difference between the [****** ****** of ********** ****** during the Transition Assistance Period and *********** *********** ******, **********] by the applicable effective BSC rate as provided by the then-current BSC Rate Table tiers for up to [**********] Connected Subscribers in Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services, subsection i) Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per Connected Subscriber);
(b)
Customer notifies CSG of its election to exercise its option to utilize the Transition Assistance Period no later than [*** (*) ******] prior to the effective date of termination or expiration (as applicable), e-mail from a Group Vice President of Customer Operations or higher shall suffice as notice;
(c)
Customer shall no longer be entitled to the [********** ********* *****] during the Transition Assistance Period;
(d)
CSG shall invoice and Customer shall pay an [********** ******* ******* (**]%) of the then current [*** (the “*** ********]”);
(e)
CSG shall invoice and Customer shall pay all other fees during the Transition Assistance Period;
(f)
CSG agrees to [***** *** *********** of ******* ***, ********** ** ****] for the BSC during the Transition Assistance Period which such [****** shall not exceed *********** (**) ******]. However, CSG in its sole discretion may [***** ** ********** to fees as provided in ******* *** ********** ** ****] to all other fees during the Transition Assistance Period.

Unless otherwise provided as a result of Customer exercising its option to a Transition Assistance Period, all transition assistance will be provided to Customer at the applicable rates in Schedule F, provided however, CSG shall use [************ ********** ******* to ****** ** ********* ** ***** to its ****, except for ****] related to the provision of Products and Services as provided in Schedule F, for high volume deconversion projects. Such Deconversion and Transition Assistance shall include and be limited to, unless otherwise agreed pursuant to a Statement of Work: (a) the right to receive up to [***** (*) **** of the ******** ********** ****** **** ****] during the Deconversion process and the [***** (**) ***] period thereafter; and (b) [********* ******] to a subject matter expert to answer Customer’s questions for [**** (*) ****], which need not be consecutive, during normal business hours (8:00 am – 5:00 pm Central). In all cases, CSG will provide all Customer Data in CSG’s possession in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer subject to reasonable additional fees. Without limiting

Exhibit 10.26AW

the foregoing, the Parties agree that CSG will prepare and provide to Customer deconversion files upon the request of Customer; provided, however, that CSG may hold any deconversion files requested by Customer for any purpose other than a Deconversion in accordance with this Agreement for a period of up to [**** (*) ****] after the effective cutoff date of such deconversion files (“Transition Assistance”). Customer shall not receive a second set of deconversion files for the same set of system principals, which set of deconversion files will reasonably enable Customer to Deconvert and transition to another billing provider, until either (x) Customer has paid the Basic Services Charge with respect to the Minimum Commitment and the Subsequent Term Minimum Commitment or (y) this Agreement has expired or been terminated (or a termination notice has been served) and Customer has fulfilled its obligations to pay any applicable Termination Liability or payment obligations provided in Section 1.2 Term for the Additional Term as applicable.

8.
Section 6.4 Discontinuance Fee shall be deleted in its entirety and replaced with the following:

6.4 Discontinuance Fee

. (a) Non-Print and Mail Processing. The Parties have mutually agreed upon the fees for non-Print and Mail Products and Services provided hereunder based upon certain assumed volumes of business activity, and the Term of this Agreement. Customer understands that without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Products and Services in accordance with the terms set forth herein. Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to section [****] or by Customer pursuant to section [***(*), (*), (*) or (*]), in addition to all other amounts then due and owing to CSG for Products and Services previously rendered, Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to (i) the [***** ******** ****** (“***”) ********** by (ii) the *********** ******* of the ********** **** ******* **********] or during the Additional Term, the payment obligations provided in Section 1.2, Term (the “Termination Discontinuance Fee (Processing)”). Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages for non-Print and Mail Products and Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (a) to section 6.4, and such liquidated damages shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term. For the avoidance of doubt, the Parties hereby confirm that Customer has met the Minimum Commitment prior to the end of the Initial Term.

(b) Print and Mail. The Parties have mutually agreed upon the fees for Print and Mail Services provided hereunder based upon certain assumed volumes of business activity, exclusivity restrictions and the Term of this Agreement. Customer understands that without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Print and Mail Services in accordance with the terms set forth herein.

Exhibit 10.26AW

Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement by Customer without cause or other breach of this Agreement by Customer resulting in termination of this Agreement by CSG, Customer agrees that, upon termination of this Agreement in its entirety for reasons other than by a Party pursuant to section [****] or by Customer pursuant to section [***(*), (*), (*) or (*]), in addition to all other amounts then due and owing to CSG for Print and Mail Services previously rendered, Customer will pay to CSG (as a liquidated damage and not as a penalty) an amount equal to (i) [********’* ******* ******* ***** ******** **** ****** during the *** (*) ****** immediately preceding the *********** **** ********** by (ii) the *** of the ************ ***** ******** **** ********* ********** **** provided in Schedule F **** the ********** ***** ********** **** provided in Schedule F ********** by (iii) the ********* ******] in the Term (the “Termination Discontinuance Fee (Print and Mail)”). Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the liquidated damages for Print and Mail Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (b) to section 6.4, and such liquidated damages shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

9.
Section 9.2 shall be deleted in its entirety and replaced with the following:

9.2 No Consequential Damages/Limitation of Liability.

(a) Except for the Parties’ [************ *************** *********** and *************** *********** (excluding a ******** ****** *****]), under no circumstances will either party be liable to the other party for any consequential, indirect, special, punitive or incidental damages or lost profits, whether foreseeable or unforeseeable, based on claims or those of its customers, arising out of breach or failure of express or implied warranty, breach of contract, misrepresentation, negligence, strict liability in tort or otherwise. For purposes of this Section 9.2, a [******** ****** ***** shall mean the ************ ********** or ************ ****** to ******* ******** *********** or ******* ** ******** ******* as a result of ***** ********* of the terms provided in ******* **** ********** ************ with ******* ** ******* ******** ***********, **** **** ********, **** **** ****** ******** or **** ******* *** ******** *******].

(b) Except for [******* ********, the Parties’ ************ *************** ***********, any ****** of the ******* ************ provided in ******* ***, ********** **** *** and *****, and the ******** described in ******** *, in no event will the aggregate liability that either Party incurs to the other Party under the Agreement exceed the amounts actually paid or ******* by ******** under the Consolidated Agreements and the Agreement **** *** **** ****** ****** (**) ******* ****** preceding the claim (excluding any ******* ****, ******* or **** ******** of ******** hereunder for *********** ********* and any ******* **** in ******* of **** ****** prior to such ****** (**) *****] period “Liability Limit”)). CSG and Customer agree [******** ****** ***** *********** ******** of ********** *************, **** ****** *******, *** **** ** ******

Exhibit 10.26AW

********** and ***** ** ****** *******], not subject to the limitations set forth in subsection (a), but rather subject to the terms of this subsection (b).

(c) The existence of one or more separate events resulting in liability under this Article 9 or Article 10 shall not enlarge the foregoing limitation of liability, provided that in the event of a claim or claims triggering the [*************** *********** hereunder for cumulative liability that exceeds ************ percent (**%) of Liability Limit permitted under Section 9.2(b) (the “***** *******”), such Liability Limit for ********** ****** shall thereafter ** ***** ** ******** (*/*) of its *********** ******** ****** and ****** ***** ***** **** *** ***** ** ********* **** ********* **** ******* ****** ** *** ***** within ***** (**) **** after both Parties have knowledge of the occurrence of the ***** *******, with no *********** ********* and subject to ********** ***** ** ********** **********] in accordance with Section 6.2.

(d) The aforementioned exclusions and limitations of damages shall be independent of, and shall survive, any failure of the essential purpose of any warranty or limited remedy stated herein, and shall apply even if a party has been advised of the possibility of such damages. Despite the foregoing exclusion and limitation, this Section 9.2 will not apply to the extent that applicable law specifically requires liability, any breach of the license restrictions provided in Section 2.2, or to any obligation to pay the Termination Discontinuance Fee (Print and Mail), Termination Discontinuance Fee (Processing), Assignment Discontinuance Fee (Print and Mail) or the Assignment Discontinuance Fee (Non-Print and Mail).

10.
Section 12.3 shall be deleted in its entirety and replaced with the following:

12.3 Print and Mail [***********]

. (a) During the Term of this Agreement, the Parties agree that CSG shall be Customer’s [**** *** ********* ********] of Print and Mail Services for Connected Subscribers. Further, CSG and Customer agree CSG shall be Customer’s [**** *** ********* ********] of Print and Mail Services for any acquired subscribers for which CSG provided print and mail services prior to acquisition which are substantially similar to the Print and Mail Services provided under this Agreement. If during the Term or any extension thereof, Customer acquires subscribers receiving print and mail services from an entity other than CSG prior to acquisition, Customer agrees such subscribers shall be migrated to CSG’s Print and Mail Services as soon as commercially reasonable after the termination or expiration of the agreement with such entity, but in no event later than [****** (**) ****] after such agreement has terminated or expired. In the event Customer identifies a technical issue that exists or arises within the aforementioned [****** (**) ****] and which jeopardizes such migration to CSG’s Print and Mail Services as provided herein, the Chief Information Officers of each Party or their designees (in the case of Customer, the Group Vice President Billing, Strategy and Operations or equivalent and in the case of CSG, the Vice President of the Strategic Business Unit) shall meet within [*** (**) ******** ****] to provide a mutually agreeable solution and timeframe for such migration, which shall not exceed [****** (**) ******]. The Parties agree the terms of this Section 12.3 Print and Mail [***********] shall only be applicable to Affiliates (as defined in Schedule A) that Customer Controls (as defined in Schedule A). The Parties agree that solely for the purpose of this Section 12.3 Print and Mail [***********] and Schedule F under the Minimum Commitment, Subsequent Term Minimum

Exhibit 10.26AW

Commitment and Additional Term as applicable, Print and Mail Services shall include and be limited to statement composition and the printing and mailing, through the United States Postal Service (“USPS”), of Customer’s monthly billing statements for video, high speed data and residential and commercial voice services.

(b) In the event of a breach of this section 12.3, Customer agrees to pay, in addition to all other amounts then due and owing to CSG, an amount equal to [*** ********** ******* **** *** ***** **** **** ******** ** ******* ***** **** ********* *** ******** *** ******** ** ******** this section 12.3 and Customer shall use its ************ ********** ******* ** **** **** ********* or ****** ** **** ** ** ***********]. In addition, Customer agrees to notify CSG within a commercially reasonable time of Customer’s discovery that it is not in compliance with the terms of this section 12.3 Print and Mail [***********] of this Agreement. Said notice shall include the number of additional subscribers and the date they were acquired by Customer. Further, the Parties agree that CSG shall not terminate this Agreement for a breach of this section, unless Customer has not made payment in accordance with Article 5, “Payment Terms,” of this Agreement.

11.
Section 12.7 Sale of Assets shall be deleted in its entirety and replaced with the following:

12.7 Sale of Assets.

In the event that Customer sells, divests or otherwise transfers all or substantially all of its assets, or Charter becomes subject to a change of Control, prior to the expiration of the then current Term to an unrelated third party (a “Successor Entity”), Customer shall use commercially reasonable efforts to assign or transfer this Agreement to the Successor Entity. In the event that such Successor Entity does not assume this Agreement, regardless of whether by contract or operation of law, or otherwise include the Connected Subscribers under this Agreement in such Successor Entity’s separate agreement with CSG, which must be executed within [*** (*) ****** of Customer’s change of Control, ****** ***** *** ********* **** *********] and Customer agrees to pay to CSG (as a liquidated damage and not as a penalty), in addition to any other undisputed amounts due under this Agreement, an amount equal to the product of: (i) the then [********** *** ********** ** (ii) the *********** ******* ** *** ******* ********** and the ********** **** ******* ********** ********** ** (iii) *******-**** ******* (**]%) (for purposes of this Section 12.7 the “Assignment Discontinuance Fee (Non-Print and Mail)”). For clarification, the Parties agree Customer’s payment obligations provided in Section 1.2 Term shall apply to the Additional Term in the event of a sale as provided herein during the Additional Term. In addition to the Assignment Discontinuance Fee (Non-Print and Mail), Customer agrees to pay CSG (as a liquidated damage and not as a penalty), an amount equal to (i) [********’* ******* ******* ***** ******** **** ****** ****** the *** (*) ****** *********** ********* the *********** **** ********** ** (ii) the *** ** *** ************ ***** ******** **** ********* ********** **** provided in Schedule F **** the ********** ***** ********** **** provided in Schedule F ********** ** (iii) the ********* ****** ** *** **** ********** ** (iv) ************ ******* (**]%) (for purposes of this Section 12.7 the “Assignment Discontinuance Fee (Print and Mail)”). Customer agrees that such amounts are a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement as a result of events occurring under this section 12.7.

Exhibit 10.26AW

In the event that CSG sells, divests or otherwise transfers all or substantially all of its assets, or CSG otherwise becomes subject to a change of Control, CSG shall assign or transfer this Agreement to the transferee upon notice to Customer and Customer will consent to such notice in advance; provided, however, if such assignment or transfer will be made to any [******** **** ********* *******, ******** ******* ********, ******** ****** ********, or ********* ******** (e.g., ****, *******, ***********, *********, ***, ********, *****, ******, ***, *******, and ****], in each case to the extent such entities participate in the foregoing commercial sectors), or with any of their Affiliates or successors (each a “Charter Competitor”), CSG may not assign or transfer this Agreement without the consent of Customer, which will not be withheld or delayed unreasonably. If CSG assigns this Agreement to, or becomes subject to the direct or indirect control of, any Charter Competitor, and Customer has a reasonable basis for objecting to such assignment, Customer may terminate this Agreement at any time within the [****** (**) ***** period following such assignment or change of Control and convert the Connected Subscribers to another provider, with no *********** ********* ** ***].

12.
Schedule A Definitions shall be modified to include the following definition for Subsequent Term Minimum Commitment:

“Subsequent Term Minimum Commitment” means [************* Subscriber Months during the ********** ****], each as may be adjusted in accordance with the Agreement.

13.
Schedule A Definitions shall be modified to include the following definition for Subsequent Term:

“Subsequent Term” shall have the meaning set forth in Section 1.2.

14.
CSG and Customer agree that Schedule F, section entitled “[********** ********* *****]” shall be deleted in its entirety and replaced with the following:

[********** ********* *****]

As an [********* to ******* ***********] to CSG from a vendor other than CSG and thus make such subscribers Connected Subscribers under this Agreement (for purposes of the [********** *********] ***** and the BSC Rate Table, the “Converted Connected Subscribers”), CSG agrees, unless otherwise provided in Schedule F, "Fees," under the BSC Rate Table, to provide Customer with an [********* ***** equal to $****** *** ***** for **** ********* ********* ********** (“********** ********* *****”) identified in ******** * ******* *. (*) ********** ********. The ********** ********* ***** shall be payable with respect to **** ********* ********* ********** identified in ******** * ******* *. (*) ********** ******** in **** ***** from the ***** in which the applicable subscriber becomes a Connected Subscriber through ******** **, ****, ** *** ** ******** *** ** * ********** ***** as provided in ******** *, ******* *. (*) ********** ***** (“********* ****”), and such ******* ****** will be ******* ** ** ******* ****** ******* ********'* **** for the ************* ******* in which the subscribers became Connected Subscribers. Upon the expiration of the ********* ****, the ********** ********* ***** shall cease. ********** ********* ***** ******* ******* may be ********** as ********** ********** *********** for which the subscriber becomes a Connected Subscriber through the end of the **** ******** **** in which the ********** ********* ***** is applicable. The ********** ********* ***** may only be ****** ******* the end of the **** ******** **** and will no longer be applicable to subscriber conversions that occur after ******** **, ****. The ********** ********* ***** is only applicable to ********* ********* *********** identified in ******** * ******* *. (*) ********** ********. For clarification purposes, ********* *********

Exhibit 10.26AW

*********** shall not include ******** *********** which ******** ****** under this Agreement for the ********* ** ***** *** **** ********].

Example 1: If there were [*** ******* (*********) ********* ********* *********** in ****** ****, then CSG would provide a ********** ********* ***** ******* ******* ****** of $********** (********* ********* ********* *********** x $******) which will be applied as a ******* ******* ****** in the ********* ******* (i.e., the **** ******* ******* in which they are ******** ** ********* ***********) and continuing each month at the same amount through the ********* ****].

Example 2: If there were an [********** **** ******* ******** (*******) ********* ********* *********** in ********* ****, then CSG would provide an ********** ********** ********* ***** ******* ******* ****** of $********* (******* x $******) which will be applied as a ******* ******* ****** in the ******* ******* and ********** **** ***** at the same amount through the ********* ****, resulting in an ********* ********** ********* ***** ******* ******* ****** of $**********].

CSG provides Customer the [********** ********* ***** for the *********** ********* pursuant to the terms of the ********* ** **** entitled “************ **** ********** ** ******* *********** ** ******** ********** ********” (CSG#*******) and shall ******** ** ** ** ******* *** ********* ****. CSG shall have the right to ****** *** ********** ********* ***** ********* ******* ******* ****** ************* **** the ********* ********* **** in the event that Customer ******* ** ********** (as ************ ** ******* ********* below) any Connected Subscribers. Such ********* ** *** ********** ********* ***** ********* ******* ******* ****** will be calculated by *********** the ****** ****** ** ******** ** *********** ********* *********** at the time of *********** by $****** and ******** *** ********* ******* ******* ****** ********** **** *** ********** ********* ***** by such amount ******* *** ********** ** *** ********* ****].

In the event this Agreement is terminated, except for the limited scenario in which CSG terminates this Agreement without cause prior to the expiration of the [********* ****], Customer shall neither be entitled to a refund nor any further payment of the [********** ********* *****] because it shall not have met the conditions of this Agreement necessary to [**** *** ********** ********* *****]. If CSG does terminate this Agreement without cause prior to expiration of the Incentive Term, then, in addition to any other rights and remedies Customer may have for such termination, [******** ***** ** ******** ** ** ******* ****** as ********** ** *** *********: the ****** ** ********* ********* *********** ** *** **** ** *********** ********** by $****** ********** by the ****** ** ****** ********* ** *** ********* ****], subject to any limitations and reductions as described above if [********* *********** are **** **** ***** ********* ********** levels corresponding with resulting levels at each ********** **** at the **** ** ***********].

15.
CSG and Customer agree that Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services section entitled Minimum Commitment shall be deleted in its entirety and replaced by the following:

A.
Video, High Speed Data, and Residential Voice Services

1. Minimum Commitment and Subsequent Term Minimum Commitment. Subject to section (i) Acquisition, and Divestiture described below, Customer has agreed to process a [******* ****** of *********** ********** ****** for the period of ****** ** ****, through ******** *** ****. For the Subsequent Term, Customer has agreed to process a ******* ****** of ********** ****** equal to the ********** **** ******* **********. If Customer fails to achieve the ********** **** ******* ********** during the ********** ****, Customer shall pay CSG an amount equal to (i) $****** ********** by (ii) the *********** ******* ** *** ********** **** ******* ********** (“********** **** ******* ********** *******”). Such ********** **** ******* ********** ******* shall be invoiced no later than *** **** ********* *** *** ** *** ********** ****], and

Exhibit 10.26AW

paid in accordance with Section 5.2, "Invoices and Payment," of the Agreement and shall be in addition to any other amounts due pursuant to the terms and conditions of the Agreement.

i)
Acquisition and Divestiture. Customer and CSG agree [********** **** ******* ********** shall be ********* in the case of an *********** of subscribers for whom CSG is providing Products and Services, ********* ***** *** **** ********, under another agreement that are ************* ******* ** *** ***** *** **** ******** defined in Section 12.3 (a) and such subscribers are ******* ***** **** ********* ** ********* ***********. The amount of the ******** to the ********** **** ******* ********** will be ********** ** *********** ****** ******* (**%) ** *** ****** ** ******** *********** at the time they are ******* ***** **** ********* as ********* *********** ***** the ****** ** ***** ******** ****** ********* to ******** **, ****, and ****** the result to the ******* ********** **** ******* **********. The ********** **** ******* ********** shall be ******* in the case of a *********** of ********* ***********. The amount of the ********* to the ********** **** ******* ********** will be determined by *********** ****** ******* (**%) ** *** ****** ** ********* *********** at the time that such are ** ****** ********* *********** ***** **** ********* by the ****** ** ***** ******** ****** ********* ** ******** **, ****, and *********** *** ****** **** *** ******* ********** **** ******* **********].

ii)
[******** ******** ********. Should Customer experience a ********* ** *********** resulting in a ********** **** of ** **** **** *********** ******* (**%) of ********* *********** during any *********** ****** (**) ***** ****** of the ******** **** (“******** ******** *********** ******”), Customer shall have a ******** ***** to ******** * ******** ******** (defined as follows) where the ******** *** ***** ** ********** ** ** ** *********** percent (**%) of the ***** ****** ** ********* *********** as of the ********* ** *** ******** ******** *********** ****** (“******** ******** ********** **********”). “******** ********” shall mean Customer may, **** ****** *** ****, ****** *** ****** ** *********** by the ****** ****** ** *** ******** ******** ********** **********. Customer is ************* ********* to ******** *** ******** ******** ********, excluding any ******** ******** *********** ****** and ******* ********* ** ********** ****, as long as such ******** ****** ******* ********* *, ****, and ******* **, **** (“******** ******** **** ******”); provided however should Customer ******** *** ***** ******** ** **** ********, it ***** *** ** ******** ** ******** *** ***** ***** *** ***** ************ as it is a ******** ***** to ******** ********. In the event Customer exercises its ***** ** * ******** ********, Customer agrees to i) *** * ******** ******** *** (defined below) and ii) a ******** ******** ********* ****, provided the ********* ********** *** ***]:

a.
[**** ********* *********** *** ** ****** ******** ***********, except in a ******** ******** ******** ******* ********* *, **** and ******* **, ****;
b.
Customer exercises the ******** ******** ****** ****** (**) **** of the ******** ******** *********** ****** or ************* ******* ********* *, ****, and ******* **, ****, by providing CSG written notice (****** **** * ***** **** ********* ** ******** ********** or ****** ***** *******);
c.
If the ******** ******** results in **** **** ******* ******* (**********) ********* ********* ***********, Customer ****** ** *** *** *** *** ** **** **** ******* ******* (**********) ********* *********** per ***** ******* *** *** ** *** ****;
d.
********** ********* ***** provided in Schedule F ***** ** ******* ** **** ********* ********** **** or *** ********* as provided in ******** * as part of the ******** ********;
e.
CSG becomes the ********* ******** of *********** ******* ******** ******* *** *** ** *** **** for all ******** *********** ***** *****, **** ***** **** *** ***** ********; provided that in the event ******** ********* *** ***** ** *

Exhibit 10.26AW

******** ******** ****** *** ******** ******** **** ******, ***’* *********** will be limited to (i) ***** ******** ******* ** ***** *** ******** *********** ******* ******** ** ** *** ********* **** of the ******** ********, ********* ** ******** *********** in **** *******, (ii) ***** ******** ******* ********** in ******** *, “******* *********/********** ********,” for which the *********** ************ in such ******** are *** ******** in the ******** ******** during the ******** ******** **** ******, ********* ** ******** *********** in such *******, and (iii) *** ***** ******** ******* or *** ******** *********** as *** *** ******** *** *****;
f.
******** **** *** ******** ******** ***. The “******** ******** ***” shall mean the ****** ** *** ********* ********** ********* (******** ** ****** ** *** ****** ** ********* *********** as of the *** ** *** ******** ******** *********** ******) ********* **** the ******** ******** ********** ********** ********** by the **** ******* *** ********* **** (based upon the *****’* ******* ***** ** *** ******** ********) *** of the ********** ********* ***** ********** to the ******** ******** ********** ********** (resulting “***** ********* *********”) ********** by the ********** ** *** ***** ********** **** ******* ********** as of the end of the ******** ******** *********** ****** or ************* in the ***** ******** ****** ** ******** * ******** ******** ****** the ******** ******** **** ******. *** ****** ******** may ***** to *** *** ******** ******** *** in ***** ******* ************ ********** by the ****** ** ****** **** *** ***** *********** ********* ******** ********** *** ******** ******** through ******** **, ****; and
g.
The **** ** *** ********* shall be ******** ** *** ****** ** ***** ****** ********* to **** *** ********** **** ******* ********** as ******** ** * ****** ** *** ******** ******** ********** ********** ***** ** *** ******* ******* ******* ********** ********** (“******** ******** ********* ****”). The ******** ******** ********* **** shall be calculated as the ****** ** ********** ***** ****** ****** to **** *** ********** **** ******* ********** ***** on the ********* ********** ********* ******* by the ********* ******* ******* ******* *********** **** ********** ********** or ************* *** ****** ******* *********** ****** ******* if elected within the ******** ******** **** ******].

By way of example and for demonstrative purposes only (rounded):

[******** ******** ***]:

Exhibit 10.26AW

[****** ******* *********** ****** *******]	[**********]
[**** ********* *********** (******** ******** ********** **********])	[*********]	[**% ** ************ ****** ***********]
[******* ******* ******* *********** **** ********** **********]	[**********]	[***** **** *****]
[********* ********** *********]	([***])	[****** (***** ** ********** **** ****** ********** ********* ** ** ******* ****) + ****** (****** * ** ******) ********** **** ******]
[**** ******* *** ********* **** *** ** *** ********** ********* ***** (***** **** *** ******* ******* ***** ** *** ******** ********) ** **** ** *******]	$[******]	$[****** **** $****** ********** ********* *****]
[***** ********* *********]	$[*********]
[********** ** % ** ***** ******* ********** ******]	[**]%	[******* ****** ****** ********** ****** *** ** ****** *** (**]%)
[******** ******** ***]	$[*********]	[** $******/****** **** ********* ****** ** **/**/**]

[******** ******** ********* ****]:

[******* ******* ******* *********** **** ********** **********]	[**********]	[***** **** ***** *** *****]
[****** ********** ****** *** ** **** ** ********]	[******]
[**** ********* ********** ****** *** ** ********* *********** *********]	[******]	[****** * ** ******]
[********* ***** ********** ****** *** ** **/**/**]	[******]
[********** **** ******* **********]	[******]
[********* ********** *********]	([***])
[********* ******** ******** ********* **** ** ***** ******]	[*]	[*** / ****** ******* ******* ******* *********** **** ********** **********]

By way of example and for demonstrative purposes only if during the [******** ******** **** ******] (rounded):

[******** ******** ***]:

Exhibit 10.26AW

[****** ******* *********** ****** *******]	[**********]
[**** ********* *********** (******** ******** ********** **********])	[*/*]	[**% ** ************ ****** ****]
[******* ******* ******* *********** **** ********** **********]	[*/*]	[*********** ****** ** ********** ** *** ***** ** ********** ****** ******** ******** **** ******]
[********* ********** *********]	([******])	[****** (***** ** ********** **** ****** ********** ********* ** ** ******* ****) + ****** (***** * ** ******) ********** **** ******]
[**** ******* *** ********* **** *** ** *** ********** ********* ***** (***** **** *** *****’* ******* ***** ** *** ******** ********) ** **** ** *******]	$[******]	$[****** **** $****** ********** ********* *****]
[***** ********* *********]	$[***********]
[********** ** % ** ***** ******* ********** ******]	[****]%	[******* ****** ****** ********** ****** *** ** ******]
[******** ******** ***]	$[***********]	[** $*********/***** **** ********* ****** ** **/**/**]

[******** ******** ********* ****]:

[****** ******* *********** ****** *******]	[**********]	[*********** ****** **** ** *** ***** ** ********** ****** ******** ******** **** ******]
[****** ********** ****** *** ** **** ** ********]	[******]
[**** ********* ********** ****** *** ** ********* *********** *********]	[******]	[***** * ** ******]
[********* ***** ********** ****** *** ** **/**/**]	[******]
[********** **** ******* **********]	[******]
[********* ********** *********]	([******])
[********* ******** ******** ********* **** ** ***** ******]	[**]	[****** / ***** ****** ******* *********** ****** *******]

16.
CSG and Customer agree that Schedule F of the Agreement shall be amended as set forth below in subsections 16. a. through 16. j. effective January 1, 2022:

a. Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services, subsection i) Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per Connected Subscriber) (Note 1) shall be deleted in its entirety and replaced by the following:

i)
Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per Connected Subscriber) (Note 1). Customer shall pay CSG the BSC monthly calculated pursuant to the tiers in the table immediately below, which corresponds to the total number of Connected Subscribers in such month.

BSC Rate Table

Exhibit 10.26AW

Description of Item/Unit of Measure		Frequency	Fee
Tier I	Up to [*********] Connected Subscribers	[*******]	$[******]
Tier II	[********* to *********] Connected Subscribers	[*******]	$[******]
Tier III	[********* to **********] Connected Subscribers	[*******]	$[******]
Tier IV	[********** to **********] Connected Subscribers	[*******]	$[******]
Tier V	[********** to **********] Connected Subscribers	[*******]	$[******]
Tier VI	[********** to **********] Connected Subscribers	[*******]	$[******]
Tier VII	[********** to **********] Connected Subscribers	[*******]	$[******]
Tier VIII	[********** to **********] Connected Subscribers	[*******]	$[******]
Tier IX	[********** to **********] Connected Subscribers	[*******]	$[******]
Tier X	[********** to **********] Connected Subscribers	[*******]	$[******]
Tier XI	[**********] and greater Connected Subscribers	[*******]	$[******]

Note 1: These tiers are incremental and not cumulative, meaning the first [********* Connected Subscribers processed monthly will be billed at the **** * ****; the next ********* Connected Subscribers processed monthly will be billed at the **** ** ****, etc. For example, if there were ******* ******* (**********) Connected Subscribers in a certain *****, then CSG would invoice $************ (********* x $****** + ********* x $****** + ********* x $****** + ********* x $****** + ********* x $******]).

a.
Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services section entitled “The Monthly BSC for Video and High Speed Data, and Residential Voices Services includes the following,” shall amended to include the following items and, thus, shall no longer be invoiced separately to Customer:

44.
[********* ****** * ************ ******** *** ** ** *** ******* ***** ******** (*******) ******* ************* (*** ********* *** ****** **** ****** **** ******** ***-*** *********** ** *** ************* *** *********** ********** ** ******** ** ******* ** (*) ********** ********* ***** ***** ** ********** **** ********** ***** ********* ** ******* ******* ********* ********)* ** *** ***** ******** ****** ** *** **** ******* *** **** ********* ********* ************ *** ******* ***** ******* ** ********* *** *** ********* *** *********** ** **** ********)* *** ************* ******** ********** ************ ******** ***** *** ** ******** ** ***].
45.
[******* **** ****** (*** **** **/********) *** ******* **** *********** (*** **** **/*******) * *** (*) *** ******* **** ****** *** *********** *** ***** **** ******** ***** ******* *********** (*****) ******* ********* *********** (*** **** **/*** *******) (******** ******** ** ***** ***** ******** ******** ** ****** *** ******* ********* * ******* **** ** *** ******* *** (*) ** ******** ********* *** ******** * *** (**) ******* ******* **** ** *** ****** ** ** *** (**) ******* ************** ***** * ****** ******* **** **])
46.
[**** (***********) ********** **********
47.
***** ***** ************* ******** *** ***** ********
48.
***** ***** ************* ******** ***
49.
*** ******* *** (*** ********* **********)
50.
*** *** ***********
51.
*** *** ********* *********** *********** (** ** *** (**) ***** *** *****)
52.
*** **** ****** *** (******* ********* */***)]

Exhibit 10.26AW

a.
Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services, subsection ii) PDB Access shall be deleted in its entirety and replaced by the following:

i)
PDB Access

Description of Item/Unit of Measure	Frequency	Fee
a. PDB Access Fee - for video and/or [*** ********* *********** (per ********* **********]) (Note 1)	[*******]	$[******]
b. Configuration and Setup Fees	[*** *******]	[*****]

Note 1: In addition to the PDB Access fees, as set forth in Section a of the above table, the existing BSC for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services will apply to the accounts associated with PDB Access.

b.
Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Voice Services, Subsection v) Ancillary Residential Voice Services, shall be deleted in its entirety and replaced with the following:

v)
Ancillary Residential Voice Services

Description of Item/Unit of Measure	Frequency	Fee
a. Third Party Communication Software for Voice Services (per [********** ****]) (required for Voice Services) (Note 5)	[*******]	[******** ** ***]
b. Customized Alternative Third-Party Voice Access Support Fee (Note 6)	[*******]	$[********]
c. New or Updates to Calling/Usage/Rating Plans (Note 1)	[*** *******]	[*****]
d. Updates to existing Service Order Distribution and RDS Interfaces (per [******, per ****]) (Note 2)	[*** *******]	$[******]
e. Configuration Changes and Testing in relation to existing voice environments (per [******, per ****]) (Note 2)	[*** *******]	$[******]
f. MSAG Process
1. MSAG Process
. Setup, Verification, and Certification (Note 3)	[*** *******]	$*********]
. Load of MSAG Guide file (per [****, per ********** ***** ********* ****** *****-*** (**) ******] provided in section h below)	[*** *******]	$******]
2. MSAG Validation Support for all Customer Markets Launching ACP for Voice (per [***]) (Note 4)	[********]	$[*********]
g. Vertex Tax Access (Sales and Use Tax) (Note 7)
1. Startup	[*** *******]	[*****]

ACP Voice Support Fee (Note 8   [******* Fee ******** *** *********:

▪
SODI Maintenance (up to *** (*) *********)
▪
SODI Operations Support (up to *** (*) *********)
▪
MSAG Support (up to *****-*** (**) ***** loads)
▪
Automated Third Party Verification Maintenance (up to *** (*) *********])
	[*******]	$[*********]
h. Voice Data Storage	[*******]	$[*********]
i.
CDR Repository Fee (Note 9) (Note 10)

        [******* Fee ******** *** *********]:

▪
CDR Repository Database Support (up to [*** (*) ********])
▪
CDR Production Support (up to [******-*** (**) *****])
▪
Processed Records-Gated & Filtered
▪
EPS Processing
	[*******]	$[*********]

Note 1: Quote relates to services requested by Customer beyond those provided in the initial installation.

Note 2: All updates to existing service order distribution and RDS interfaces and configuration changes and testing in relation to existing voice environments, the associated fees, and applicable lead times shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Relates to the setup and implementation of the MSAG process between CSG, Customer, and Customer’s chosen third party vendor.

Note 4: CSG will provide MSAG validation to Customer’s markets launching the CSG® ACP for voice address database.

Note 5: Notwithstanding Section 5.3 of the Agreement, Third Party Communication Software for Voice Services shall not be subject to fee increases per third party vendor agreements beyond those applicable under Section 5.3 of the Agreement.

Note 6: Support Fee includes troubleshooting of issues related to this custom configuration in conjunction with Customer and the third party vendor including one or all of the third party locations ([******** and *********]).

Note 7: Customer is responsible for third party vendor agreement and any associated fees.

Exhibit 10.26AW

Note 8: The Services comprising the ACP Voice Support Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer. In the event Customer requests use of the Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer to the Services listed within section 5.h. provided as part of the “[******* *** ******** *** *********]” within the table above, Services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement. Reimbursable Expenses are additional.

Note 9: The Services comprising the CDR Repository Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer. In the event Customer requests use of the Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer to the Services listed within section 5.j. provided as part of the “[******* *** ******** *** *********]” within the table above, Services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement. Reimbursable Expenses are additional.

Note 10: [*******] CDR Processing Fee includes records usage processing for up to [********** **** ****** ******* ********, ***** and ***** to the CDR Repository per *****]. Customer will be invoiced $[****** per ****** in the event Customer’s ******* ********* in a ***** ***** ******* **********] in accordance with terms and conditions of the Agreement.

c.
Schedule F, Section 1. CSG Services, Subsection II. Interfaces, Subsection C. CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1) (excluding subsequent notes), shall be amended to delete and replace subsection 4 as follows:

C.
CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Installation and Startup (Note 2)	[*** *******]	[*****]
2. Interface Development and Technical Services (Note 3)	[*** *******]	[*****]
3. Interface Certification Services for Non-Supported Third Party Applications (per *************) (Note 4)	[*** *******]	[*****]
Processing Capacity Tiers
4. SLBOS and ENI Transactions per Second ("TPS") (Notes 5-8)	Frequency	Fee
a. Processing Level Phases
i. Initial Transition Phase: Supporting up to [*****]	[*******]	$[**********]
ii. Final Transition Phase: Supporting up to [*****]	[*******]	$[**********]
b. Additional TPS (per [***********] TPS) (Note 9)	[*******]	$[********]

Note 1: CSG will support only the current release plus the three (3) prior releases of SLBOS at any given time as such versions are defined by CSG, in its sole discretion. If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SLBOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: [*****] relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications. All interface development services and Technical Services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Any interfaces, accomplished by Customer through any allowable and available SLBOS API and/or ENI API, must be certified by CSG prior to integration of such interfaces. The standard interface certification services shall be quoted using a [***** ***** (**) ***** per ***********. Additional fees will be charged to ********* *** ***********(s) into **** ********** ***********; such hours can also be ***** **** *** **** ******** (*****) ***** of ********* ******** and/or ********** *** ******** **** ******* (*****) ***** of ********* ******** referenced in Section 3.2 of the Agreement. The fees set forth above for interface certification ** *** *******] any Technical Services that may be requested by Customer in relation to the client side integration of Customer’s third party applications. Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

Note 5: CSG agrees to support a [********** *** ********** ***** approach in relation to Customer’s ******* *********/********** ******** as provided by ******** * Section *. (*) ********** ********. Additionally, Customer has the ****** ** ***** ** **** ** *** ***** ********** ********** ***** ***** at *** **** ****** *** ******* ********** ***** upon Customer providing CSG with ****** (**) **** prior notice (e-mail shall suffice). CSG will begin invoicing Customer for the ***** ********** ********** ***** ***** ******* ** *** ******** in the ***** *********** following the *** ** *** ****-******* ******** *******. Customer will then continue to be invoiced for the ***** ********** ***** through the ********* ****** ** *** ****. For clarification purposes, once at the ***** ********** *****, Customer *** *** ****** ** *** ******* ********** *****. As part of the ****** *** ********** ******, CSG has agreed to provide Customer with a ******* ****** *** *** ******* ********** ***** (“***** ********** ******”). Such ***** ********** ****** is outlined in the ***** ***** and will be ******* ** *** **** ******* *** ******* ********** ***** ******* ******* *** ** ******. For clarification purposes, the methodology for measuring ********’* ***** *** ********** ****** will apply ********** *** ****** ** ********* ** **** * *****. For further clarification, ********** *** ***** will continue to be invoiced as applicable ********** *** ****** ** ********** ** ********** *** (********* *** ********** **** *]).

Exhibit 10.26AW

[********** *****	[*********/*****	[***** ********** ******
******* *****	*/*/**** ******* **/**/**	$**********/*****
***** *****]	*/*/**** ******* ********* ****** ** ****]	*/*]

Note 6: Customer’s SLBOS TPS processing will be [******** *** ******** ** * ********* ******** ***** at the *** ** *** ****** of *****, ****, ********* and ******** of each **** ****** *** **** (or *** ******** ****) of the Agreement and the Transition Assistance Period. For the purpose of determining the *** ********** ***** ********** to the **** ******** *******, the ******* ***** *** ************ (as measured ****** *** **** * *****) on **** (*) ********* **** for **** ** *** ***** (*) ****** of the then-ending ******* will be ******** ** ****** * **** ** ******* (**) ******** (the “********* *** *********** ****”). CSG shall provide a copy of the ********* *********** **** to Customer no later than the ***** (*th) ******** *** of the ***** *********** ********* *** *** ** *** ******** *******. The ****** *** value on the ********* *** *********** **** (“*********** *** *****”) will be the *** value used to determine the *** ********** ***** ********** ***** ******* *** *** **** ******** ******* (“*** ***”). CSG will begin invoicing Customer for the *** *** in the ***** *********** ********* *** *** ** *** ******** *******. For clarification purposes, ***** **** shall in ** ***** ** **** **** *** ******* of the *** ********** ***** ********** ** ** **** *** ***** as prescribed by the ********** ***** ***** ** **** * ********* *****].

Note 7: TPS [****** measurements will consist of average measurements taken over ***** (**) ****** intervals. The ****** interval will be calculated from :** to :** each **** (e.g., from **:** to **:**). During any *** (*) **** period, the total number of transactions will be counted and then be divided by ***** ******** *** ******* (*****) to create the ******] TPS measurements.

Note 8: SLBOS “[********” shall include any ******** *********** **** ** ********* ** ** ** ****** ** ******** **** ****** * ******** ** * ***** ***** ***********, ********* ************ ********** with (i) *** ***** ***** ************, (ii) ***’* ***** ****, (iii) any *** ******** ** ******** ***** ***** ** *********** *********** **** ***** *** ******** ** ********, unless noted otherwise or (iv) ************ ********** **** *** **** ***********.

Note 9: CSG agrees to provide Customer with a ******* ******* **** of $****** per TPS until the ******* of i) ****** (**) **** ***** the ***** **** is ************ ********* as identified in ******** * Section *. (*) ********** ******** or ii) ******** **, ****].

d.
Schedule F, Section 1. CSG Services, Subsection III. Payment Procurement, Subsection A. Direct Solutions, Subsection 2. Statement Processing (excluding subsequent notes), shall be amended to delete and replace subsections a and b as follows:

A.
Direct Solutions (Print and Mail)

Description of Item/Unit of Measure	Frequency	Fee
2. Statement Processing (Note 32)
a.
First Physical Page (Duplex, Black Print Only). Includes laser imaging, mail handling and automated insertion of statement page and remittance envelope (if any). Excludes Materials and postage (per [*********, per ****** *********]).
	[*******]	$[******]
b. Additional Physical Page (Duplex, Black Print Only). Includes laser imaging and automated insertion of statement page. Excludes Materials (per [******** ****, per ****** *********]). (Note 5)	[*******]	$[******]

e.
Schedule F, Section 1. CSG Services, Subsection III. Payment Procurement, Subsection A. Direct Solutions, Subsection 3. SmartColor Printing (excluding subsequent notes), shall be amended to delete and replace subsection b as follows:

A.
Direct Solutions (Print and Mail)

Description of Item/Unit of Measure	Frequency	Fee
3. SmartColor Printing
b. Print Processing Fee - up to and including twenty percent (20%) ink saturation (per [******** ****]) (Note 10)	[*******]	$[******]

f.
Schedule F, Section 1. CSG Services, Subsection III. Payment Procurement, Subsection A. Direct Solutions, Subsection 8. Materials (excluding subsequent notes), shall be amended to delete and replace subsection a as follows:

A.
Direct Solutions (Print and Mail)

Exhibit 10.26AW

Description of Item/Unit of Measure	Frequency	Fee
8. Materials (Note 32)
a. Paper – 20# or 24# Plain White, with or without perforation*
1. Connected Subscribers	[****]	$[******]
2. Non-ACP Subscribers	[****]	$[******]

* CSG has communicated and Customer acknowledges CSG will incur [********** **** *** ** ** ******** ** ********* ****** *** **** ******** ****. As a result, CSG and Customer agree and acknowledge the ***** ******* ******** ** **** ********* are subject to *** **** **** ******** during the **** ******** **** through the **** ** *** *********]. CSG shall provide Customer any revised pricing consistent with and as provided in Section 5.3 Adjustment to Fees.

g.
Schedule F, Section 1. CSG Services, Subsection V. Advanced Reporting, Subsection A. CSG Vantage shall be amended to deleted and replace subsections 1 and 2 as follows:

A.
CSG Vantage®

Description of Item/Unit of Measure	Frequency	Fee
1. Vantage User Access (per [**** **/*******]) (Notes 6-9)	[*** *******]	$[******]
2. Vantage User Maintenance (per [**** **/*******]) (Notes 6-9)	[********]	$[******]

Note 6: Includes delivery of Third Party Software required to access the Vantage database.

Note 7: A Vantage User ID may include [*** (*) or ******** ********. For example, a *** (**) ******* User ID may submit up to *** (**) ******* ************** under a ****** ******* **** **].

Note 8: Vantage User ID and Vantage User Maintenance will [*** be subject to the ****** *** *********** pursuant to Section ***] of the Agreement.

Note 9: CSG agrees to provide Customer as [**** ** *** *** *** (*) *** ******* **** ****** *** *********** for ***** **** ******** ***** ******* ******-**** ******* ********* *********** (*****) (per **** **/per *******) (******** ******** ** ***** ***** ******** required to ****** *** ******* ********. A Vantage User ID may ******* *** (*) or ******** ********. For example, a *** (**) ******* ******* **** ** may submit up to *** (**) ******* ************** under a ****** ******* **** **]). If Customer desires additional Vantage User ID/Sessions in excess of such permitted ratio, Customer may purchase such additional User ID/Sessions in accordance with the fees set forth in Sections 1 and 2 of the table above.

h.
Schedule F, Section 2. CSG Products, Subsection I. Call Center shall be deleted in its entirety and replaced by the following:

I.
Call Center

Description of Item/Unit of Measure	Frequency	Fee
A. ACSR with ACSR Module of High Speed Data, Order Workflow, CIT and Third Party Software Installation (per [****** and/or ***********/****]) (Note 1)	[*** *******]	Quote based on $[****** *** ****]
B. ACSR Remote Server Configuration, Software Installation, and Testing (per [******])	[*** *******]	Quote based on $[****** *** ****]
C. ACSR (Web-Enabled) Installation (per [****]) (Note 2)	[*** *******]	Quote based on $[****** *** ****]

Note 1: Includes CSG’s standard installation services.

Note 2: ACSR (web enabled) installation services fees shall be capped at $[********* per ******** (per ******]).

17.
CSG and Customer agree to amend Schedule H, EXHIBIT H.5 – SERVICE LEVELS, by deleting H.5 in its entirety and replacing it with Exhibit A which is attached hereto and hereby incorporated by this reference effective December 1, 2021.

18.
CSG and Customer agree and acknowledge in order for Customer to meet the Subsequent Term Minimum Commitment, Customer will need to convert additional subscribers as outlined in Section 3. Conversions for Subsequent Term Minimum Commitment which shall be added to Schedule G, STANDARD IMPLEMENTATION AND CONVERSION SERVICES, as follows:

Exhibit 10.26AW

3. Conversions for Subsequent Term Minimum Commitment.

(a) Account Migration/Conversion Schedule. CSG and Customer agree to the conversion of subscribers, pursuant to a duly executed Statement of Work, onto the CSG platform in the amounts, time frames and for the sites as provided below which will result in additional Connected Subscribers:

[****]	[********* ********* *********** ** ********** *****]	[********** ***** ****]	[******* *****]
[****** ****]	[*******]	[*/*/****]	[*** ****]
[*********]	[*******]	[*/*/****]	****** ****
[****]	[*********]	[*/*/****]	[******** ****]
[****]	[*********]	[*/*/****]	[*** ****]
[****** *******]	[*********]	[**/*/****]	[********* ****]
Additional Connected Subscribers*	[**********]

**The [****** ***** ********** *** ** ********* ** *** (*) or **** ****** ******** ** * ****** ***** or ********* ** ****, however *** ****** ***** *********** are to be ********* ** *** **-**** *****]. Additional fees may apply to support [*** (*) or **** ********** ****** ***** *** *******, but not be limited to ************ **** ********* ** *** ********** *****, ******** ********** ******* and ***** *********].

*Conversion or migration of a subscriber shall be [****** ********* **** *** ********** ******** a ********* ********** as defined in the Agreement. Represents subscriber counts as of **** *, ****. In the event Customer ****** * *********** *** *** *********** ** ********** ***********, the Parties agree to ***** **** **** ***** ************ to ********* *** ***** *** ********** ** ***** **** *********** *** ** ***** ** **** *********, however ******** ** *** ******** ** *** **** ***********] to this Agreement unless this Agreement otherwise requires.

(b) [********** *****. ** *** ***** * ***** ** *** ********** ******** ******** ** ******* *(*) ****** ** ** ************ ****** ** * ********* ** ***** ****** *** * ********** ****** ** ****** ** *** (*) ******* ****** ** * ****** ** ********** ******* ** ******* ** *** (“********** *****”)* *** *** ******** *****: (*) ******** *** ***** ** ****** **** ********** ****** ********* ********** *** ** ** *** (*) ****** ******* ******** *********; ******** *** ********** ********** ***** *** ** **** ***** ** ****** ** *** *** (*) ****** ***** ** *********** ** * ***** *** ***** *****; (**) *** ********** **** ******* ********** ***** ** ********* ** *********** ********** ***** *** ****** ** ***** ******** ******* ********* *** ********* ****** ********** ****** ******* *** ******* **** ******** ** *** ********** ******** *** *** ****** ******* **** ** **** ********** ****; *** (***) **** *** ********** **** *** *** ********* **** **** ** ******** ** *** ****** ** ***** ******** ******* ********* *** ********* ****** ********** ****** ******* *** ******* **** ******** ** *** ********** ******** *** *** ****** ******* **** ** **** ********** ***** *** ************** ******** ***** ******** ** ******* *** ********** ********* ***** ******* *** ********* ******** ********* **** ******** ******* ******* ******** ***** *** ******* *** ********** ********* ***** ** *** ********** ********* ***** ******** *** ***** ******** *** ******

Exhibit 10.26AW

*** **** * ***** ** * ********** ********* ********** ** *** ********* *** ** **** ***** *** ********** ***** ************ ***** **** ***** ** ***** *********** **** *** ******** *** *** **** ********** ******** ** ****** *** ********* ****** ** * ********** ***** *** *** ********* ***** ** ********** ***** ** *** ********** ******** *** *** ********* ***** ****** ** ***** ******* ***** *** ** ********** * ********** ****** ******** ***** **** ***** *** ** ********* ** *** ********* ** ******** ***** *** ********** ********** ********* ** **** ************ **** *** ****** ** **** ** *** ********** ****** *** ******* ** *** ********** ******** **** ** ************ ** *** ******* ** ** *********** ****** ***** ** ********** ** ** ****** ******* *** **** ********* ** ****** *** ***** **** ********* ** ******* ******** *** ********** ** ********** ** ********].

By way of example, [** ** ** ********** **** *** **** **** **** ** **** *** **** ** *** ***** ** ******* **** ******* ** *** ******* ******** **** ******* ** ******** ** *** ********** ********* **** ******* *** ********** **** ******* ********** *** *** ********** **** ********** **** **** ** ******** ** **** ***** ****** *** ********* ***** ******* ******** ** *** ***** ******** **** ********** *** ********* **** *** ****** ***** ***** **** ** ** ******* ** *** (*) ****** ** ***** **** ******* *** ********** **** ******* ********** *** *** ********** **** ********** **** **** ** ******** ** **** **** ** ********* ** ******* ********* ***** ********** ** ******* ******** ****** **** ****** ************ (***** ************ ** ********* *****) ** ************ (***** ************ ****** ** *** (*) ** **** ***** ** *** **** ****]).

Another example is if it is [********** **** *** **** **** **** ** **** ** ******** **** ******* ** *** ******* ******** **** ******* ** ******** ** *** ********** ********* **** ** * ****** ** **** ***** ******* ** ***** (*) ****** (***** *** (*) ***** ****** *** ********* ***** ******) *** ********** **** ******* ********** **** ** ********* ** ********** ********** ****** (********** * * *****)* ********* ** ** ******** ********** **** ******* ********** ** ************* *** * ******* ********** **** ********** **** ** ******* *** ***** ******** ** *** ***** ******** **** *********** *** ********* **** *** ****** ***** ***** **** ** ** ******* ** ***** (*) ****** (********** ** ******* ***** *** ************ ** ****** ** *** **** **** ** **** ** ************* ** ** ************ ************) **** *** ********** **** ******* ********** **** ** ********* ** ********** ********** ****** (********** * * ******* *** (*) ***** *** **** ** *** **** *** ****** ***** *****)* ********* ** ** ******** ********** **** ******* ********** ** ************* *** * ******* ********** **** ********** **** ** ***** *** ***** *** ************* ********* **** ****** *** ******* *** (*) ***** ****** ** *** ** *** ******* ********* ***** ****** ******* *** **** ** *** ***** (***** **** *** ****** *****)* ** ******** ** *** ********** ****** *** *** **** ********** ******** ***** *** ******* *** ** *** ******* *** *********** ********* **** ********** *** *** ******* ***** ****** ** ******* ***** ** *** **** *** ** ******* ** **** ** *** ********** ***** *** ******** ** **** *******].

Exhibit 10.26AW

For clarification purposes, [**** **** *** ** ********* ** ******** ************** ******** ** ******** ******* **** ******** ********* * ***** ** *** (*) ******* ***** ****** * ******** ********** ** *** ******** *** *** ***** ** *** (*) ******* ********** * ***** ** *** **** ** ******** ***** ** ****** ** *** (*) ****** ***** ****** ******** ** ****** *** ******** ** *** ***** *** *** (*) ******* *** *** ********** **** **** ** ******** ** ***** ****** *** ***** ******** *** ****** ** ********** ****** ***********].

(c) [******** ********** *****. ** *** ***** *** *** ******** ******* *** ***** ** ********** ** * ********** ***** *** *** ******* ****** ***** * ******** ********* ******** ** ******* **** ********** ****** ********’* ******* **** ** ********* ** *** ****** **** ********* *********** *** *** ******* ** *** *** ***** **** ********* ** ******* ******** *** ********** ** ********** ** ******** *** ***** *********** ** *** ***** ** *** ******* ******* *** ******* *** ******** ******* *** ******* ******* *** ****** **** ********* ** *** *** ***** **** ********* ** ******* ******** *** ********** ** ********** ** ********* *** ******* **** ******** ******** * ******* ** *** ***** ********* ******** ** ***** ****** ********** ******** ** *** ******* ** ******* ***** ******** **** ******* ***** ********* * *********** ******** ** *** **** **** ****** (**) **** *** *** ********** ** **** *******].

19.
CSG and Customer agree the [***** ******* ****, as defined by each *** ********** *****, shall be ******** *** ******* ** ******* * ******** *********** *** with the ******* ************ ******** *** **** **** *********** (**) ****** for *********** ******** of ***** ******* *******. Such ******* ******** shall ******** ******* **** with the ***** ******* ***** **** ******** ****. In the event ******** ********** * **** ******** *** ********** ***** or ****** ***** *** ********** ******* provided pursuant to the **** ******** ***, ******** ****** *** ******** ***** ** *********** and *** **** *** ********* **** ** *********** or the **** **** ***** ******** ****** *** ** *** ********** *******. In the event ******** ********** a ***** **** ******** *** ********** ***** ***** ** *** ********* ********** **** provided in the ********** ***, the *********** ***** ** *** *** ***** *****].

Item	[********* ** ****]	[*** ******* ***]	[*** *** **** *********** ***]	[***** ****** ***]	[******* ************ ********** ******* ****]
[***** ****** ******* ********]	CSG doc no. [***** & *****]	$[************]	$[**********]	$[************]	$[*********]
[******** *******]	CSG doc no. [*****]	$[************]	$[**********]	$[************]	$[*********]
[***** *** *********]	CSG doc no. [*****]	$[************]	$[*********]	$[************]	$[*********]
Total		$[************]	$[**********]	$[************]	$[**********]

20.
CSG and Customer agree to work in good faith to execute an Amended and Restated

Exhibit 10.26AW

Agreement within [*** ******* ****** (***) days of e******** of the ********* ********* ****].

21.
Pursuant to Section [*****, Customer and CSG have mutually agreed to a **********, ***** ******* or *********] of this Amendment.

[Signature Page Follows]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the “Amendment Effective Date”).

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: Charter Communications, Inc., its Manager
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP- Billing Strategy & Operations	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Nov 2, 2021	Date: Nov 2, 2021

Exhibit 10.26AW

EXHIBIT A

EXHIBIT H.5-SERVICE LEVELS

During the Term and any Transition Assistance Period, CSG shall provide the Products and Services to Customer in accordance with the performance standards described in subsection (a) (each, a “Performance Standard”) and subject to the remedies set forth in this Exhibit H.5.

a. Performance Standards

(i)
Business Function (also identified as “Service Components”) Processing and Availability. The following terms shall apply to the Performance Standard described in this subsection (a)(i):
1.
This Performance Standard will apply to and be measured relative to the Service Components in Table E, as [******** **** ****** *** ********** (**) **** ****** of *:** ** (**) to *:** ** (**) with the ********* ** ******** ****** **** ***********]:

Table E

[******* *********]	[********]
[********** ********]	[******* ** ******* ********* ******* ***** *** ****** ******** **** ****** ********]
[********** **********]	[******* ** **** ********* *** ******* ******* *** ***** *******]
[***** **********]	[******* ** ***** *** ** ****** ******** ******** ******* ***** ** ******* ******* ****** ** **** **** ******* ** ***** ********** ** ********* ********** ***** ** ********]
[*********** *********** ** ********** ** ************ ******* *** ****]	******* ** ********* ******** ** ****** ***********’ ****]
[********* ************]	[******* ** ******** ***** ** ****** (***) ** *** *** **** (***) ***** *********]
[********* ****** **********]	[******* ** *** ********* ****** ********* ** ****** ********* ******* ** *** ******** *******]

[*** ********* ** ******** *** ************ ** *** ********* ******* ********** ** * ********* ******* ***** (** ******* ** ********** (*)(*)(*) *****) ***** ** ****** * “******* ************]”.

2.
[** ***** **** *** ** ****** * “******* ************” ** ******** *** ******** ***% ** ******* ******** *** *** **** **** *** *** ** *** ***** **** *** **** (*) ***** (** ********** *** ******* **** *** ***** *********** *******) ***** ** *** ********** ** **** *****].

Exhibit 10.26AW

3.
[*********** ***** ** ****** * ******* ************ ** *** ********* ********** *****]:

a.
[** ******* *** ** *** ******* ********** ****** ** ********** (*)(*)(*) *****];
b.
[**%-**% ** *** ************ **** ** ******* *** ******* ********** ****** ** ********** (*)(*)(*) ***** ****** ******* ****** ** *** ****** ** ** ********* ****** *** ******** ** ****** *** ** *** ***-*********** (****: ** ******* **** **% ** ***** ************ *** ** ********* *** ******** ******* ********* **** ** ****** *********** (“***********”) ** *** ********** (*)(*)(*) *** *** * ******* ************ (***** *** *** ***** * *** (** ********** ** ***** *** *****) ***** *** *****])); and
c.
[*** ***** **** *** *** ******* *********** **** ** ** ***** **% ******* **** ********’* ***** **** *** **** *********** **** (****** *** ********** ** * ******** ******* ************) ** ******** ** * ******* ***** (*) **** ******** *********** ***** ** *** *****].

[** * *********** ********* ** * ******* ************ (*** *** ***********)* *** ********* ******* ***** ******* (“****”) ***** ** ****** ** *** **** ********** ** ** *** ***** *].

4.
[** ******* *** ** **** * ******* ********* ** **% ** ************* ****** *** ******** ** *** ******* **** ** ******* ******* ********** ********** ** ********** (*)(*)(*) **** ****** ******* ****** ** *** ****** ** ******** * *********** ********** ** ********** (*)(*)(*) ** ** ******* ** ************ ** ********* ** ******* (*) – (*) ** ********** (*)(*)(*) (* “********* ******* *****]”).

5.
[*** *********** ******** *** ***** ** **** ********** (*)(*) ** ******** ** ******* ********** ************ ****** *** ** *********** ********* *** ***** ** ******* ************** ********* *** ******* ******* ******* *** ***** *** *********** ********** ** *** ******* **********].

6.
[** *** ***** ** * ******* ************* *** ******* ** *** ******* ******* ********** ** ********** (*)(**) ****** ** *** ******* ***** ** ******** ** ** ****** ***** ** *** ******* ******* *** ********** ** **** *** ***** ** ******** ** ***** ***].

(ii)
[******* ******* ********** ********* ******* ******** ******** ** *** ** ***** **** *:** ** (**) **** ** ********* ** **** *****’* ***** *** ****** ** **** **********’* ******* ** ** ****** *** ********* **** ** ***** *********** *** ***** ******** ******* (*****%) ** *** ***** ******** ** * ******* ****** ***** ******** ******** ***** *:** ** (**) **** ** ********* ** *** **** *****’* ***** ***** *** ****** ** **** **********’* ******* ** ** ****** *** ********* **** *** ******* ******* (***%) ** *** ***** *** ***** *** ** ****** *** *** ******* ** **** *** ***********

Exhibit 10.26AW

******** *** ***** ** **** ******* *** ** *** ******* ** *** ********’* ****** ** **** *** *** ******** *** **** ************].
(iii)
[********* ******** ********** ********* ******** (** ******* ** ******* ***)* ***** ** ********* *** ****** ** *******]:
1.
[*** ******** ********** ********** ********* **** ***’* ******* ************ *** ********** **** ***** ***** ******** ** ******** ** *** **********’* ***** ***** *** ***** ******* *********** (**) **** ********** (********* ********) *** *** ******* ******* (***%) ** ********’* ******** ********** ********* ****** *** *** ********* ***** *** **** ******* ** ********** *********** (**) ***** ** ******* *** **** ********** ********* ********* *** ********** **** ***** *** **** ********** ********** **** **** *** ********** ********** *** **** ********* *** (*) **** ******* ** ********** **** ****’ ******** *** ******* ******** ** *** *** ********** ********* ** (**) ***** ***** ******** ****** *** *** **** ***** **** ** * ***** ***** *** ******* ********** ** ******* *** ****** ****** *****].

2.
[*** ******** ********** ********* **** * ******* ******* ************ *** ********** **** ***** ***** ******** **** ******* ** ** ******** *** ******** **** **** **** *** **** ******** **** ******** ****(*)* ** *********** *** ***** ******* *********** (**) **** ********** (********* ********) *** *** ******* ******* (***%) ** ********’* ******** ********** ********* ****** *** *** ********* ***** *** **** ******* ** ********** *********** (**) ***** ** ******* *** **** ********** ********* ********* *** ********** **** ***** *** **** ********** ********** **** **** *** ********** ********** *** **** ********* *** (*) **** ******* ** ********** **** ****’ ******** *** ******* ******** ** *** *** ********** ********* ** (**) ***** ***** ******** ****** *** *** **** ***** **** ** * ***** ***** *** ******* ********** ** ******* *** ****** ****** *****].

3.
[*** *** ******** ** ********** (*)(***) ********* ******** ******** ***** *******: *** ****’** ******** **** ************ **** ***** **** ************ (******** *** ******)* *** ********** ** *** ***** * ******* ***** ** * ********* **** ******* ** ********** ** *** ***** ******* *** ** * ******* ***** ** * ******* ** ** ********** ** *** ********* ******].

(iv)
**** **** **** (“***”) ******* ******* *********** ******** *********** ******* (**%) ** *** *** ********* *** **** ********* ** *** ***** ****** ****** ****** (**) ***** ** * ********* ********** ***** ***** ********* ****** **** *********** *******].

b. [******* ******]

[****** *** (**) ******** **** ** **** ******** ***** *** (“****** ****”)* *** ***** ******* ******** **** * ******* ****** ******* ***** **** ** *** *********** ********* ********* ** **** ******* *** *** *** *********** ****** *** **** ********* ******** ***** ******** ** **** *********** ******** (*** “******* ******”)* *** ********** ** ******** **** ** **** *** *** **** ******** ********* *** ******** ***********

Exhibit 10.26AW

********* ** *** **** *** ******* ****** ** ********* **** ******* ******* **** **** ******* *** ****** *** ** ******* ***** ** ******** *** ****** ******** ********** ** *** ******** ******* ******* *** ******** ** **** ******* **** * ******* ** **** * *********** ******** ***** ** ********** * “****** ********”* *** ***** ****** *** *********** ********* *** ***** ** **** ******* *** **** ******** ** * ******* ****** ** **** ********** ** ********* ** ********* ** *** ***** ** ******* * ******* ****** ** ******** * ********* ******* ****** ****** *** ***** ****** (**) **** ** *** ********* **** ** *** ************** *** ***** *** ************ ********** ******* ** ******* * ******* ****** ** **** **** ****** ** **** ** ********** ********* *** **** ******* **** *** ****** ** * ****** ********].

c. [***** ***** ********** ** ************]

[** *** ***** ******** **** *** ***** **** *** *********** ** ********* ** *** ** *** *********** ********* *** ******** ** *** ******* ******* *** ****** ** ******* ******** **** *** ****** **** *** ************ **** ** *** *********** ** *** ******* ****** (“********** ****”)* ******** ***** *** ************ ********** ******* ** ******* *** ********** **** ** **** ** ******** ***** *** ******** ** ********* *** ** ** ***** ***** **** ******* ** **** **** **** ****** (**) **** ***** ********’* ******* ** *** ******* ****** ******** ** *** ********* ** *** ***** ******** ****** ******** *** ********** ***** *** ***** ****** *** ********** **** *** ** **** **** ****** (**) **** **** *** **** ****** ******* ******** ** ******** ********** ********** *** ********** **** ** ********** *** *********** ** *** *********** ********* ** **** *** ***** **** *** ************** ** *********** ** *** ************* **** ******** *** ******* * ****** ****** ** *** ********** *** ********** ** ***** ************* ** ************ **** ******* ** *** ******* *** ***** ******** ******** * ******* **** ******** ** ****** *** ******* *** ******* *** ****** ****** (**) **** ** **** ******* ******** *** ******* **** *** ******** *** ******* *** ******* ***** ***** **** * ********* *********** ***** ***** **]:

(i) [********* ** *** *********** **** ** ***** ********* ********* *** ********* ** * ****** **** ** ******** *** ************ **********]; and

(ii) [******* *************** *** ******** ********* ************* ** *** ******* *** ******** ** ********* *** ********* ********** ****].

[*** **** *** *** *********** *********** ****** **** ** ********’* **** ************** ****** *** *********** ****** ********** **** ***** *** * ******** ********* ********** **** ***** **** ******** ** * ****** ******** ** ********** ** ***** **** *** **** ** *********** *** *** ***** ********** **** *** *********** ****** ** ** *** ******** ******* ($*********]).

d. [****** *** ****** *********]

Exhibit 10.26AW

(i) [******** *** *********** ******** ** (*)(*)].

1. [** ** *** ******** ***** ****** *** **** *** *** * ******* ************* ******* ******* ***** ******* (“******* ****”)* ** *** ** *********** ***** ** ********** ** ******** ** *** ***** *** ****** ******* **** ***** ** ******* **** ** *********** ***** ** ******** ** ********** (*)(*)(*) *****].

Exhibit 10.26AW

Table d.1 – [******* ****]

[*** *****]	[****** ** ********** ******* ************* ** ******** *****] (Note 1, 2)	[******** ********* ** **** ******* ************ ******* *** *** *** **] (Note 1, 2, 3)	([*]) [******* ***] (Note 4, 5)
1	[* * *] [*] [*+]	[*** *** *** *** ***]	$[*****] $[******] $[******]
	[*]	[**** *** *** * ** ***]	$[****** *** **********]

[*]	[*]	[**** *** *** *** ***]	$[****** *** **********]

[*]	[*]	[**** *** *** * *** ***]	$[****** *** **********]

[*]	[*]	[***** *** ** *** ***]	$[******* *** **********]

[*]	[*]	[***** ***]	$[******* *** **********]

Note 1 – [** **** **** *** *** ***** ** ****** ** * ***** ***** *** *** **** ********** ******* ************(*)* **** *** ******* *** ***** ***** ** ****** ** * ******* ***].

Note 2 – [** ******* ** *** *** ***** ** ***** ** **** **** *** (*) ********** ******* ************ (***** ***** (*) ******* ************* **** **** *** * ******** ** ** *******) ** * ***** ****** ******** ** ******** ** * ******* *** *** **** ********** ******* ************].

Note 3 –[** *** ***** *** ******* ********** ****** ** ********** (*)(*)(*) *** ** * ******* **** ** ***% *** **** **** ** ******* ******* *** ********** (**) **** ****** ** *** *** *** *** *** ******* ***

Exhibit 10.26AW

***** **** ***** ***** ** *** ** ***** ** ******* *** *** ****** ***** ******** ** $******** *** **** ********** ****** *** *** ******** ** *** ******* *********** **** * ********* ******* **** ** ***% *** *** ******* *********** ******* ** *** ******* ****** *** ********* *** ***** ** *** **** ******** ** *********** (*)(**)].

Note 4 – [*** ******** *** ********** ******* **** *** ********** ** ******** ** *********** (*)(*)(*) *** (*) ***** *** ********* ***** * *** *].

Note 5 – [******* **** *** ******* ** *** ******* ****** ********* ****** *** ***** ** *** **** ******** ** *********** (*)(**)].

2. [**** ******** ***** ****** *** ***** *** *** **** **** *** ** **** ****** (***** * “******* *** *****”) ***** ** ***** *** ****** *** ******* *** *****(*) ***** ** ******* ** ******** ** ********** (*)(*)(*) ****** ** *** **** * ******* *** ***** ** ******* *** “*******” ** *********** ****** **** ******* ** **** ******** ******* *** ****** ***** ** ***** ** “*” *** ******** ** *********** ******* ********** *** *********** ** ** ********** ******* *** ****** ********** ** *** *** *** ** **** ******* ************* **** ******** * *********** ***** ** *** ****** *** “*******” ** *********** ****** **** ******* ** *** ********** *** ***** (** **********) ******* *** ****** ****** ** ***** ** “*” *** ******** ** *********** ******* ********** *** *********** ** ** ********** ******* *** ****** ** *** ** ******** ** *** *** ** *** ***** * ** *** ***** *** “*******” *** **** ** *** ******* *** ****** ***** * *** ******* *** ****** ***** * ** ***** ** “*”* ******** *** *********** ** ***’* ********** ** * ***** ******* *** ***** *** **** ******** ******** ***** (***** ** ** *** ***** * ** ****** *** ***** ** ********* ******* * ******** **** *** ******* * ***** ***** *** ***** **** * ******* *** ***** * ******* *** *****]).

Table d.2 – [******* *** ******]

Exhibit 10.26AW

[******* *** ****** *****]	[********** **********]	[(*)] [******* *** *****] (Note 1, 2)
[*]	[* ****** ******* ** *** ***** * ** ****** *** ***** *********]	$[******]

[*]	[* ****** ******* ** *** ***** * ** ****** *** ***** *********]	$[*******]

[*]	[** ****** ******* ** *** ***** * *********]	$[*******]

Note 1 – [*********** ** * ******* *** ****** ***** ******** * *****].

Note 2- [******* *** ****** *********** ****** ** *** ********* ****** ***** ** ****** ** ***** ******* (**%) ** *** *********** *** ****** *** ********** *** ********* ******].

3. [******* **** *** ******* *** ****** **** ** *******/******** ********** * ***** *** ********* ******* **** * ******* ** ***** ******* (**%) ** *** ************ *** ** * *** ********* ****** **** *** ** ******** ** *** ************ ******* *** ****** ** *** **** *** ********* ******* *** ******* (******* ** *** **** ******** ** **** **********) ** ** ******** ** *** ******** (** *** ***** ** * ******* *** ******** *******) ** *******: (*) *** *** **** *** ********* ****** ***** **** ********** ******** ***** ******* * ****** *** *** ******* *** ******** ******* ******* ******* ********* *** ** *** ******* **** *********** ** *** **** ***** ** **** *** ********* ****** *** (*) *** * *** ********* ****** **** ** *** *** **** *** ********* ****** ***** **** ********** ******** ***** ** ********* ** *** ******** *** ** ******** ** *** ** ******* ****** ******* (**) **** ***** *** *** ** *** ********** *** ********* ******* ** ******* * ****** ** *** ********** ******* ** ** ****** ***** ** *** ******* *** ******** ******* ** ********* ** ******** ****** *** *********** ********* *** ********* ****** (*** “*** ******** ******”)* *** ****** ******* ** *** *** ******** ****** ** *** *** ** *** ********** *** ********* ****** ***** ** ******** ** ** ******* ****** ******* ******* *** ** *** ******* **** *********** ** *** **** ***** ** **** *** ********* ******* ** ** *** *** ** * ***** *** ********* ****** *** *** * ******* *** ***** ******** **** ******* ***** ** ************ ** *** *** ** **** *** ********* ****** (***** ** ********* ** ******* ** ***)* ******* **** *** ******* *** ****** **** ** *******/******** **** ******** ** *** ******* **** (**** *** ***** **** ***** **** ***** ******** ****) ** ******** ** *** **** **** (**** *** ***** **** *** **** ***** ******** ****)* *** *** ********* ****** ***** ** * ******* *** ******** ******* ***** ******* ** ********’* ******* ** ******** ** **** **** **** (**** *** ***** **** ****** **** ***** ******** ****)* **** ** *** ********* *********** ******* (***** (*) ******** ** * ***** **** ******* ******** ** *** **** **** (*** ***** ***** **** ***

Exhibit 10.26AW

**** **** ** *** ****) *** (*) ******** ** *** ***** **** ******* ******** ** *** **** **** ** *** ****) ** ******** ** ** ** “*** ********* ******]”.

(ii) [******** *** *********** ********* ** (*)(**) ** (*)(***))* ** ****** *** **** *** *** ********** ********** ******* *** **** *** **** *** ** **** ** *** *********** ********* *** ***** ** *********** (*)(**) ** (*)(***)* **** *** **** ****** ********* *** ***** ** ******* $****** ********** ** *** ****** ** ******** *********** *** ***** *** ******** *** ******** **** **** ******** ** ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** ********* ** *** ***** * ****** ******** ***** *********** (*)(**) ** (*)(***) ********* ****** *** *********** ****** (**) ***** ******* *** ****** ******* ** *** **** ******* ** *** ***** ** **** ************ ***** ** ********** ** *** ****** ** ***** *** ****** ******** *** *********** ** *** *********** ****** ***** ******* *** ******** ** *** ****** ******** ****** *** * ***** **** ** *** *********** ****** (**) ***** ******* *** ***** ** ******* *** ******* ** $****** ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** ********* ********** ** ***** (*)* *** ****** *** ***** ** *** ********* ******** ***** ** ******** ** * ****** ** ******** ** ********’* **** ******* *******].

(iii) [******** *** *********** ********* ** (*)(**)* ** ** *** ******** ***** ****** *** **** *** **** *** **** *** *********** ******** *** ***** ** (*) (**)* **** *** **** ***** *** ** **** ****** ********* ****** *** ***** ** ******* $********].

(iv) [*************** ******** ** *** ******** ** **** ********** ** **** ******* **** *** ******* ****** ******** ** ******** ** * ***** *** ********* ****** *** ***’* ********* ** *** *********** ********* ** *********** (*)(*)* *(**) *** *(***) ** $*******].

[******** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***** ******* ** ******* *** ******* ******* ************ *** ******* ***** ****** ******** *** ***** **** ******* * ** ******* ** ***’* ****** ** *** ******* ****** *** (*) ********** ******** *** *** * ******** (*) ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** ******* ****** *** ***** ** **** ******* ** *** (*) ********** **** *** ********* ****** *** ********* ******* ***** **** ******* ** *************** *** *********** ********* ********* ******* ** **** ******* *** ** ******** ** ****** * ******** ****** ** ******* ******** ******** *** ********** ***** ** ********* *** ********* ** ********** **** *** ***** ********** ******* *********** ******* * ******** ***** *** ** ******* ** ********* ** **** ******* **** *** ************* ********* ******** ***** *** ** ******** ** ** *** *** ***’* ******* ** **** ** *** *** * ****** ******* ** *** ***** ** **** ******* **** ** *** ****** *** **** ****** ****** **** *** **** ***** ***** ******** ** *** ****** ****]